UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	July 17, 2003
(Date of earliest event reported)

DELPHI CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan		48098

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

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Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURE
Exhibit 99(a) Press Release dated July 17, 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION (furnished under Item 9 in accordance with interim guidance provided by the Securities and Exchange Commission)

     Delphi Corporation (“Delphi”) today released financial information containing highlighted financial data for the three and six months ended June 30, 2003. A copy of the press release is attached as exhibit 99 (a) hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION

(Registrant)

Date:	July 17, 2003

		By	/s/ John D. Sheehan

(John D. Sheehan, Chief Accounting
Officer and Controller)

Exhibit Index

Exhibit	Description

99(a)	Registrant’s press release dated July 17, 2003.